                                                                   EXHIBIT 99(B)

                       AMERICAN HONDA FINANCE CORPORATION
              Annual Statement to Certificateholder -- Honda Auto
                         Receivables 2001-1 Owner Trust
                          04/01/2000 THROUGH 03/31/2001

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
  (A) Total Portfolio Balance                                                              $1,566,596,937.34
  (B) Total Securities Balance                                                             $1,566,596,937.34
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                            $441,500,000.00
    (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                        28.18%
    (iii) Class A-1 Notes Rate                                                                      5.27000%
    (iv) Class A-1 Notes Accrual Basis                                                            Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                            $416,000,000.00
    (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                        26.55%
    (iii) Class A-2 Notes Rate                                                                        5.150%
    (iv) Class A-2 Notes Accrual Basis                                                                30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                            $441,000,000.00
    (ii)  Class A-3 Notes Percentage (E(i)/B)                                                         28.15%
    (iii) Class A-3 Notes Rate                                                                        5.360%
    (iv) Class A-3 Notes Accrual Basis                                                                30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                            $209,349,000.00
    (ii)  Class A-4 Notes Percentage (F(i)/B)                                                         13.36%
    (iii) Class A-4 Notes Rate                                                                        5.560%
    (iv) Class A-4 Notes Accrual Basis                                                                30/360
  (G) Certificates
    (i)   Certificates Balance                                                                $58,747,937.34
    (ii)  Certificates Percentage (G(i)/B)                                                             3.75%
    (iii) Certificates Rate                                                                           5.560%
    (iv) Certificates Accrual Basis                                                                   30/360
  (H) Servicing Fee Rate                                                                               1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                                                7.06%
    (ii)  Weighted Average Original Maturity                                                           55.81
    (iii) Weighted Average Remaining Maturity                                                          43.87
    (iv) Number of Receivables                                                                       131,120
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit                                                              0.50%
    (ii)  Reserve Account Initial Deposit                                                      $7,832,984.69
    (iii) Specified Reserve Account Percentage                                                         0.75%
    (iv) Specified Reserve Account Balance                                                    $11,749,477.03

  (K) Yield Supplement Account Deposit                                                         $8,069,597.81

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
  (A) Total Portfolio Balance                                                              $1,566,596,937.34
  (B) Total Securities Balance                                                             $1,566,596,937.34
  (C) Cumulative Note and Certificate Pool                                                         1.0000000
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                            $441,500,000.00
    (ii)  Class A-1 Notes Pool Factor                                                              1.0000000
    (iii) Class A-1 Notes Interest Carryover                                                           $0.00
    (iv) Class A-1 Notes Principal Carryover                                                           $0.00
  (E) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                            $416,000,000.00
    (ii)  Class A-2 Notes Pool Factor                                                              1.0000000
    (iii) Class A-2 Notes Interest Carryover                                                           $0.00

    (iv) Class A-2 Notes Principal Carryover                                                           $0.00
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                            $441,000,000.00
    (ii)  Class A-3 Notes Pool Factor                                                              1.0000000
    (iii) Class A-3 Notes Interest Carryover                                                           $0.00
    (iv) Class A-3 Notes Principal Carryover                                                           $0.00
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                            $209,349,000.00
    (ii)  Class A-4 Notes Pool Factor                                                              1.0000000
    (iii) Class A-4 Notes Interest Carryover                                                           $0.00
    (iv) Class A-4 Notes Principal Carryover                                                           $0.00
  (H) Certificates
    (i)   Certificates Balance                                                                $58,747,937.34
    (ii)  Certificates Pool Factor                                                                 1.0000000
    (iii) Certificates Interest Carryover                                                              $0.00
    (iv) Certificates Principal Carryover                                                              $0.00
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                                                      $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                                                      $7,832,984.69
    (ii)   Yield Supplement Account                                                            $8,069,597.81
    (iii) Payahead Account                                                                       $222,432.95
    (iv) Advances Outstanding                                                                          $0.00
  (K) Portfolio Summary as of End of Prior Month
    (i)   Weighted Average Coupon (WAC)                                                                7.06%
    (ii)  Weighted Average Remaining Maturity                                                          43.87
    (iii) Number of Receivables                                                                      131,120
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                                                            100.00%
    (ii)  Certificate Percentage                                                                       0.00%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                                      $1,945,127.66
    (ii)  Prepayments in Full                                                                    $709,058.44
    (iii) Prepayments in Full due to Repurchases                                                       $0.00
  (B) Precomputed Contracts Total Collections                                                  $2,989,209.84
  (C) Precomputed Interest Receivables Interest                                                  $335,023.74
(B-A((I)+(ii)+(iii)))
  (D) Simple Interest Receivables Principal
    (i)   Principal Collections                                                               $70,671,722.36
    (ii)  Prepayments in Full                                                                 $27,712,102.93
    (iii) Repurchased Receivables Related to                                                           $0.00
  (E) Simple Interest Receivables Interest
    (i)   Simple Interest Collections                                                         $17,098,280.26
  (F) Payment Advance for Precomputes
    (i) Reimbursement of Previous Advances                                                        $72,117.83
    (ii) Current Advance Amount                                                                  $176,688.05
  (G) Interest Advance for simple Interest - Net                                                 $702,212.31
  (H) Payahead Account
    (i)  Payments Applied                                                                        $128,897.68
    (ii) Additional Payaheads                                                                    $140,485.82
  (I) Portfolio Summary as of End of Month
    (i)   Weighted Average Coupon (WAC)                                                                7.06%
    (ii)  Weighted Average Remaining Maturity (WAM)                                                    41.99
    (iii) Remaining Number of Receivables                                                            128,453

                                                   # DOLLAR AMOUNT
                                                    Units
                                                    -----
  (J) Delinquent Receivables
    (i)  31-60 Days Delinquent                      1,118 0.87%    $13,733,066.96        0.94%

    (ii)  61-90 Days Delinquent                        10 0.01%        $88,508.67        0.01%
    (ii) 91 Days or More Delinquent                     2 0.00%        $27,907.92        0.00%
  (K) Vehicles Repossessed During Collection           17 0.01%       $277,367.99        0.02%
  (L) Total Accumulated Repossessed Vehicles in        20 0.02%       $319,333.78        0.02%
Inventory

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
  (A) Collection Account Investment Income                                                             $0.00
  (B) Reserve Account Investment Income                                                           $43,683.70
  (C) Yield Supplement Account Investment Income                                                  $37,290.60
  (D) Trust Fees Expense                                                                               $0.00
  (E) Aggregate Net Losses for Collection Period                                                  $24,602.60
  (F) Liquidated Receivables Information
    (i) Gross Principal Balance on Liquidated Receivables                                         $24,602.60
    (ii) Liquidation Proceeds                                                                          $0.00
    (ii) Recoveries from Prior Month Charge Offs                                                       $0.00
  (G) Days in Accrual Period                                                                              49
  (H) Deal age                                                                                             2

                                                    COLLECTIONS
                                                    -----------

V. INTEREST COLLECTIONS
-----------------------
  (A) Total Interest Collections (III(C+E(i)-                                                 $18,240,086.53
F(i)+F(ii)+G)
VI. PRINCIPAL COLLECTIONS
-------------------------
  (A) Principal Payments Received                                                            $101,038,011.39
(III)(A((i)+(ii))+(D(i)+(ii)))
  (B) Liquidation Proceeds  (IV(F(i)))                                                                 $0.00
  (C) Repurchased Loan Proceeds Related to Principal                                                   $0.00
(III(A(iii)+D(iii)))
  (D) Recoveries from Prior Month Charge Offs                                                          $0.00
(IV(F(ii)))
                                                                                              ---------------
  (E) Total Principal Collections   (A+B+C+D)
                                                                                              101,038,011.39

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                    119,278,097.92
----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                 $1,030,937.57
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                         120,309,035.49
-------------------------------------

                                                      DISTRIBUTIONS
                                                      -------------

X. FEE DISTRIBUTIONS
  (A) Servicing Fee
    (i)   Servicing Fee Due                                                                    $2,571,518.50
(I(H)/12)(II(B))+(II(H)(i))
    (ii)  Servicing Fee Paid                                                                    2,571,518.50
                                                                                              ---------------
    (iii) Servicing Fee Shortfall                                                                      $0.00
  (B) Reserve Account Investment Income (IV(B))
                                                                                                   43,683.70
  (C) Yield Supplement Account Investment Income(IV(C))                                            37,290.60
  (D) Trust Fees Expense (IV(D))                                                                       $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
  (A) Interest
    (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                                                      $2,958,863.42
       (b)  Class A-1 Notes Interest Paid                                                       2,958,863.42
                                                                                              ---------------
       (c) Class A-1 Notes Interest Shortfall                                                          $0.00
    (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                                                      $2,856,533.33
       (b)  Class A-2 Notes Interest Paid                                                       2,856,533.33
                                                                                              ---------------
       (c) Class A-2 Notes Interest Shortfall                                                          $0.00
    (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                                                      $3,151,680.00
       (b)  Class A-3 Notes Interest Paid                                                       3,151,680.00
                                                                                              ---------------
       (c) Class A-3 Notes Interest Shortfall                                                          $0.00
    (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                                                      $1,551,973.92
       (b)  Class A-4 Notes Interest Paid                                                       1,551,973.92
                                                                                              ---------------
       (c) Class A-4 Notes Interest Shortfall                                                          $0.00
    (v) Total Note Interest
       (a)   Total Note Interest Due                                                          $10,519,050.67
       (b)  Total Note Interest Paid                                                           10,519,050.67
                                                                                              ---------------
       (c) Total Note Interest Shortfall                                                               $0.00
       (d) Reserve Fund Withdrawn for Note Interest                                                    $0.00
Amount available for distributions after Fees & Interest
(IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                               107,218,466.32
  (B) Principal
    (i) Noteholders' Principal Distribution Amounts                                          $101,062,613.99
    (ii) Class A-1 Notes Principal
       (a)   Class A-1 Notes Principal Due                                                    101,062,613.99
       (b)  Class A-1 Notes Principal Paid                                                    101,062,613.99
                                                                                              ---------------
       (c) Class A-1 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (iii) Class A-2 Notes Principal
       (a)   Class A-2 Notes Principal Due                                                             $0.00
       (b)  Class A-2 Notes Principal Paid                                                             $0.00
                                                                                              ---------------
       (c) Class A-2 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (iv) Class A-3 Notes Principal
       (a)   Class A-3 Notes Principal Due                                                             $0.00
       (b)  Class A-3 Notes Principal Paid                                                             $0.00
                                                                                              ---------------
       (c) Class A-3 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (v) Class A-4 Notes Principal
       (a)   Class A-4 Notes Principal Due                                                             $0.00
       (b)  Class A-4 Notes Principal Paid                                                             $0.00
                                                                                              ---------------
       (c) Class A-4 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (vi) Total Notes Principal
       (a)   Total Notes Principal Due                                                       $101,062,613.99
       (b)  Total Notes Principal Paid                                                        101,062,613.99
                                                                                              ---------------
       (c) Total Notes Principal Shortfall                                                             $0.00
       (d) Reserve Fund drawn                                                                          $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve account                                             6,155,852.33
  Amount deposited into reserve Account                                                         3,916,492.34
                                                                                              ---------------
  Excess funds available to Certificateholders                                                  2,239,359.99
                                                                                              ---------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
  (A) Interest
    (i)   Certificates Interest Due                                                              $435,518.05
    (ii)  Certificates Monthly Interest Paid                                                      435,518.05
                                                                                              ---------------
    (iii) Certificates Monthly Interest Shortfall                                                      $0.00
  (B) Principal
    (i)   Certificates Principal Due                                                                 ($0.00)
    (ii)  Certificates Principal Paid                                                                 (0.00)
                                                                                              ---------------
    (iii) Certificates Principal Shortfall                                                             $0.00
  (C) Release to Seller                                                                        $1,803,841.94

                                         DISTRIBUTIONS SUMMARY
                                         ---------------------

  (A) Total Collections                                                                      $120,309,035.49
  (B) Service Fee                                                                              $2,571,518.50
  (C) Class A1 Amount                                                                        $104,021,477.41
  (D) Class A2 Amount                                                                          $2,856,533.33
  (E) Class A3 Amount                                                                          $3,151,680.00
  (F) Class A4 Amount                                                                          $1,551,973.92
  (G) Amount of Deposit  into Reserve Account                                                  $3,916,492.34
  (H) Certificateholders                                                                         $435,518.05
  (I) Release to seller                                                                        $1,803,841.94
  (J) Total amount distributed                                                               $120,309,035.49
  (K) Amount of Draw from Reserve Account                                                               0.00


                                          PORTFOLIO AND SECURITY SUMMARY
                                          ------------------------------

                                                                    Beginning                    End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                        of Period                 of Period
--------------------------------------------                    ------------------       --------------------
  (A) Balances and Principal Factors
    (i)    Aggregate Balance of Notes                           $1,507,849,000.00          $1,406,786,386.01
    (ii)   Note Pool Factor                                             1.0000000                  0.9329756
    (iii)  Class A-1 Notes Balance                                 441,500,000.00             340,437,386.01
    (iv)   Class A-1 Notes Pool Factor                                  1.0000000                  0.7710926
    (v)    Class A-2 Notes Balance                                 416,000,000.00             416,000,000.00
    (vi)   Class A-2 Notes Pool Factor                                  1.0000000                  1.0000000
    (vii)  Class A-3 Notes Balance                                 441,000,000.00             441,000,000.00
    (viii) Class A-3 Notes Pool Factor                                  1.0000000                  1.0000000
    (ix)  Class A-4 Notes Balance                                  209,349,000.00             209,349,000.00
    (x) Class A-4 Notes Pool Factor                                     1.0000000                  1.0000000
    (xi)   Certificates Balance                                     58,747,937.34              58,747,937.34
    (xii)    Certificates Pool Factor                                   1.0000000                  1.0000000
    (xiii)   Total Principal Balance of Notes and                1,566,596,937.34           1,465,534,323.35

  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                     7.06%                      7.06%
    (ii)  Weighted Average Remaining Maturity                               43.87 months               41.99
    (iii) Remaining Number of Receivables                                 131,120                    128,453
    (iv)  Portfolio Receivable Balance                          $1,566,596,937.34          $1,465,534,323.35
  (C) Outstanding Advance Amount                                            $0.00                $806,782.53
  (D) Outstanding Payahead Balance                                    $222,432.95                $234,021.09


                                                SUMMARY OF ACCOUNTS
                                                -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
  (A) Beginning Reserve Account Balance                                                        $7,832,984.69
  (B) Draws                                                                                             0.00
    (i)   Draw for Servicing Fee                                                                        0.00
    (ii)  Draw for Interest                                                                             0.00
    (iii) Draw for Realized Losses                                                                      0.00
  (C) Excess Interest Deposited into the Reserve                                                3,916,492.34
  (D) Reserve Account Balance Prior to Release                                                 11,749,477.03
  (E) Reserve Account Required Amount                                                          11,749,477.03
  (F) Final Reserve Account Required Amount                                                    11,749,477.03
  (G) Excess Reserve Account Amount                                                                     0.00
  (H) Ending Reserve Account Balance                                                           11,749,477.03

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
  (A) Beginning Yield Supplement Account Balance                                                8,069,597.81
  (B) Investment Earnings                                                                          37,290.60
  (C) Investment Earnings Withdraw                                                                 37,290.60
  (D) Additional Yield Supplement Amounts                                                               0.00
  (E) Yield Supplement Deposit Amount                                                          $1,030,937.57
                                                                                         --------------------
  (F) Ending Yield Supplement Account Balance                                                   7,038,660.24

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
  (A) Liquidated Contracts
    (i)   Liquidation Proceeds                                                                         $0.00
    (ii) Recoveries on Previously Liquidated                                                            0.00
  (B) Aggregate Net Losses for Collection Period                                                   24,602.60
  (C) Net Loss Rate for Collection Period                                                              0.00%
  (D) Cumulative Net Losses for all Periods                                                        24,602.60

                                                       #  DOLLAR AMOUNT
                                                    Units
  (E) Delinquent Receivables
    (i)  31-60 Days Delinquent                      1,118 0.87%    $13,733,066.96        0.94%
    (ii)  61-90 Days Delinquent                        10 0.01%        $88,508.67        0.01%
    (ii) 91 Days or More Delinquent                     2 0.00%        $27,907.92        0.00%

                                                       #  DOLLAR AMOUNT
                                                     Units
XVIII. REPOSSESSION ACTIVITY
----------------------------
  (A) Vehicles Repossessed During Collection Period    17 0.01%       $277,367.99        0.02%
  (B) Total Accumulated Repossessed Vehicles in        20 0.02%       $319,333.78        0.02%
Inventory

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
  (A) Ratio of Net Losses to the Pool Balance as
of Each Collection Period
    (i) Second Preceding Collection Period                                                             0.00%
    (ii) Preceding Collection Period                                                                   0.00%
    (iii) Current Collection Period                                                                    0.02%
    (iv) Three Month Average (Avg(i,ii,iii))                                                           0.01%
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                                             0.00%
    (ii) Preceding Collection Period                                                                   0.01%

    (iii) Current Collection Period                                                                    0.02%
    (iv) Three Month Average (Avg(i,ii,iii))                                                           0.01%


  (C) Loss and Delinquency Trigger Indicator                                         Trigger was not hit.

I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

By:
/S/ JOHN WEISICKLE
JOHN WEISICKLE, VICE PRESIDENT / FINANCE